SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
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                              Exchange Act of 1934

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Check the appropriate box:


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     Rule 14a-6(e)(2))

( )  Definitive Proxy Statement

( )  Definitive Additional Materials

(X)  Soliciting Material Pursuant to Section 240.14a-11(c) or ss. 240.14a-12


                                 IMRGLOBAL CORP.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
     (Name of Persons(s) Filing Proxy statement, if other than Registrant)

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     number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
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     (3)  Filing Party:
     (4)  Date Filed:

Building Critical Mass in the US
While Extending Global Reach

On February 21, 2001, CGI Group Inc. (NYSE: GIB; TSE: GIB.A) and IMRglobal, Corp. (Nasdaq: IMRS) announced a merger agreement whereby CGI will acquire IMRglobal.

o Critical mass positions CGI as a significant player in the large IT outsourcing market in the US
o Increases vertical market expertise, particularly in financial services and fast growing healthcare industry in the US
o Provides a high quality, low cost remote IT delivery model
o Integration of acquisitions a core competency of CGI
o Merger increases revenue and margin potential

The combined organization will have close to 13,000 employees in more than 60 offices in 24 countries, serving more than 3,000 clients, mainly Global 2000 organizations. Annualized revenue run rate in the July-September 2001 quarter is expected to be US$1.3 billion (CDN$2 billion), re.ecting completion of all acquisitions and contract wins announced to date.

The offer:

o 1.5974 Class A Subordinate shares of CGI for each share of IMRglobal Common Stock, equivalent to US$9.50 per IMRglobal share, for a total price of US$438 million (CDN$670 million), based on the closing price as at February 16, 2001
o Represents 44.8% premium over the closing price of IMRglobal shares February 16, 2001 and 1.7 times last 12 months' revenue
o Conditional on normal regulatory approvals and approval by shareholders representing 51% of IMRglobal Common Stock at a special meeting to be held in May 2001
o The Board of IMRglobal has unanimously approved the transaction

VALUE CREATION    Financial

o Neutral to slightly accretive to cash earnings per share
o Synergies to result from cost savings and margin expansion
o Additional potential through signing of large outsourcing contracts and cross-selling
o Maintains strong balance sheet, with additional cash and very low debt to equity ratio

VALUE CREATION    Operational

o Provides critical mass to position CGI as a significant player in the large IT outsourcing market in the US
o Provides strong cross-selling opportunities in the US and Europe
o Strengthens expertise and presence in CGI's vertical markets, particularly in financial services and fast growing healthcare industry in the US

o High potential remote delivery model to be leveraged to increase business and expand margins:

  - High quality, low cost client support through two applications development and maintenance centers in India
  - Three modern IT data centers in Canada for large IT outsourcing contracts in the US

o Quality methodology ensures delivery on time and on budget and contributes to client wins and high retention rate. CGI's operations are ISO 9001 certified; IMRglobal's operations in India are ISO 9001 certified and SEI CMM level 4 certified
o Provides respective clients with greater depth and breadth of services
o Expands base of Global 2000 clients, with little overlap of respective client lists
o Adds strong management and IT professionals with local presence and relationships

About CGI         www.cgi.ca

o Largest independent Canadian IT consulting firm and one of the largest in North America, with 10,000 employees in 40 offices in 20 countries
o Revenue CAGR past five years of 71.5%; revenue in fiscal 2000 ended September 30 of US$957.3 billion (CDN$1.4 billion)
o Order backlog totalling US$4.6 billion (CDN$7.0 billion)
o Targets Global 2000 organizations in five vertical markets: telecommunications (46% of revenue), financial services (26%), manufacturing-retail distribution value chain(15%), governments (11%) and public utilities and services (2%)

About IMRglobal   www.IMRglobal.com

o Leading US provider of IT solutions to Global 2000 companies, with 2,750 employees in 34 offices in 7 countries
o Revenue CAGR past five years of 69.6%; revenue in fiscal 2000 ended December 31 of US$256.2 million (CDN$394 million) and an order backlog of US$200 million (CDN$306 million)
o Targets three vertical markets: financial services (51%), healthcare and government (15%), and commercial services including utilities, retail and manufacturing/distribution (34%)

CHARTS   Geographic and Vertical Markets

Combined Operations Post Merger

Canada 58%
US 26%
International 16%

Telecommunications 36%
Financial Services 31%
Manufacturing/Retail/Distribution, Utilities and Services 21%
Healthcare and Government 12%

CONTACT

Visit the respective Web sites at www.cgi.ca and www.imrglobal.com or contact:

Ronald White
Director, Investor Relations, CGI Group
1130 Sherbrooke Street West, 5th Floor
Montreal, Quebec  H3A 2M8
t:  (514) 841-3230
e:  ronald.white@cgi.ca
    -------------------

Offices
Canada
United States
United Kingdom
France
Japan
Australia
Portugal
Uruguay

Data Centers
Canada
United Kingdom

Development Centers
India

Investors are urged to read the relevant documents that will be filed with the US Securities & Exchange Commission (SEC) by CGI Group Inc. and IMRglobal Corp. in connection with the merger because they will contain important information, including the identities of the participants in any solicitation of proxies or consents from IMRglobal Corp. shareholders and a description of such participants' interests in any such solicitation. You will be able to obtain a free copy of the documents filed with the SEC by CGI Group Inc. and IMRglobal Corp. at the SEC's website, www.sec.gov. CGI Group Inc. and IMRglobal Corp. investors will also be able to obtain a free copy of the relevant documents by contacting:

Contact information
CGI
Investor Enquiries
Ronald White
Director, investor relations
(514) 841-3230

Media Enquiries
Eileen Murphy
Director, media relations
(514) 841-3430

IMRglobal
Investor Relations Department
(727) 467-8163


                          Proxy Statement Information

In connection with the proposed merger, IMRglobal will be filing a proxy statement with the SEC. SECURITY HOLDERS OF IMRGLOBAL AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER. Investors and shareholders may obtain a free copy of the proxy statement when it becomes available and other documents filed by IMRglobal and furnished by CGI with the SEC in connection with the merger at the SEC's web-site at www.sec.gov. Shareholders of IMRglobal may also obtain for free a copy of the proxy statement and other documents filed with the SEC by IMRglobal in connection with the proposed merger by contacting the IMRglobal investor relations department at (727)467-8163. Shareholders of IMRglobal may also obtain for free documents furnished to the SEC by CGI in connection with the merger by contacting the CGI investor relations department at (514)841-3230.

                      Information Concerning Participants

IMRglobal and its directors and executive officers may be deemed to be participants in the solicitation of proxies from security holders of IMRglobal in favor of the merger. The directors and executive officers of IMRglobal include the following: Satish K. Sanan; Jeffery S. Slowgrove; Vicent Addonisio; Philip Shipperlee; Charles C. Luthin; and Michael Dean. IF YOU ARE INTERESTED IN OBTAINING INFORMATION ON THE BENEFICIAL INTERESTS OF IMRGLOBAL'S DIRECTORS AND EXECUTIVE OFFICERS IN IMRGLOBAL COMMON STOCK, WE ENCOURAGE YOU TO OBTAIN, FREE OF CHARGE, THE PROXY STATEMENT FOR IMRGLOBAL'S 2000 ANNUAL MEETING OF SHAREHOLDERS FILED WITH THE SEC ON APRIL 27, 2000. This document is available on the Internet at the SEC's web-site at www.sec.gov or from IMRglobal by contacting the IMRglobal investor relations department at (727)467-8163.

                   CGI Merger Agreement to Acquire IMRglobal
                                   March 2001


              [five pictures of an individual in various settings]


       Provides the critical mass to position CGI as a significant player in the IT outsourcing industry in the US


[CGI LOGO]                                                  [IMR GLOBAL LOGO]

Forward-Looking Information

During the course of this presentation, we may make forward-looking statements regarding future events or the future financial performance. We wish to inform you that actual events or results may differ materially. We disclaim any intention or obligation to update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

[CGI LOGO]                                                     [IMR LOGO]

Market  Overview - IT  Services Sector

STRONG GROWTH

o    19% CAGR 2000-2004 projected by Gartner Group
o    Clients outsource in order to:

     -    Focus on core competencies
     -    Achieve technology leadership - Mission critical strategic role of IT
     -    Reduce costs
     -    Hasten time to market


[CGI LOGO]                                                    [IMR LOGO]

                      Market Overview - IT Services Sector

o    Clients' IT provider selection criteria:

     -    Vertical market knowledge
     -    End-to-end IT services
     -    Critical mass
     -    Quality
     -    Cost competitiveness - particularly during economic slowdown


[CGI LOGO]                                                    [IMR LOGO]

                         CGI-IMRglobal Well Positioned

o Increased critical mass positions CGI as significant player in large IT outsourcing market in the US
o    Strong cross selling opportunities in the US and Europe

     -    Little overlap of client lists
     -    Global 2000 clients

o Strengthened expertise in vertical markets, notably financial services and fast growing healthcare industry in the US


[CGI LOGO]                                                   [IMR LOGO]

                         CGI-IMRglobal Well Positioned

o    Low cost remote delivery model

     -    Major capabilities for applications development and maintenance
     -    Will leverage Canadian data centres for full IT outsourcing in the US

o Quality methodology - ISO 9001 certified throughout CGI and SEI CMM level 4 in India

o    Strong management and IT professionals


[CGI LOGO]                                                  [IMR LOGO]

                        Global Player

                  [MAP APPEARS HERE WITH LOCATIONS IDENTIFIED]

Canadian Locations
------------------
Calgary
Charlottetown
Edmonton
Fredericton
Halifax
Montreal
Ottawa
Quebec City
Regina
Saquenay
Saint John
Toronto
Vancouver
Winnipeg

US Locations
-------------
Albany
Atlanta
Boston
Chicago
Cincinnati
Clearwater
Cleveland
Dallas
Denver
Detroit
Houston

Other Locations
---------------
Australia
Brazil
Colombia
France
Germany
India
Ireland
Japan
Mexico
Portugal
Saudi Arabia
Scandinavian Countries
Spain
Tunisia
United Kingdon
Uruguay

o Close to 13,000 employees in more than 60 offices in 24 countries, serving more than 3,000 clients

[CGI LOGO]                                                  [IMR LOGO]

                                 Critical Mass

NUMBER OF EMPLOYEES
('000s of employees)

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS.]


CGI-Post Merger     13.0
ACS                 20.0
AMSY                 9.0
CSC                 60.0
EDS                121.0
PER                  7.5

[CGI LOGO]                                                [IMR LOGO]

CGI Profile
-----------

o Largest independent IT services provider in Canada; among the largest in NA
o    Tier 1, 2 and 3 IT services
o    Fiscal 2000 revenue: US$957 million
o    Order backlog: US$4.6 billion (CDN$7 billion)
o    10,000 employees
o    2,500+ clients - mainly global 2000 companies
o    40+ locations in 20 countries; mainly the US, UK and Europe

[CGI LOGO]                                               [IMR LOGO]

CGI Profile
-----------
HIGHER VALUE ADDED SERVICES

SERVICES
--------

[CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Management of IT & business functions (outsourcing)  62%
Systems integration  23%
Consulting  15%

PRACTICES
---------

[CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Systems planning, architecture development & maintenance  75%
IT infrastructure & networks  25%

[CGI LOGO]                                                   [IMR LOGO]

CGI Profile
-----------

HIGHER VALUE ADDED IT SERVICES
------------------------------

"Many new e-business consultants do not have the 'heavy lifting skills' to handle complex development and integration of infrastructure applications and data across multiple sites in a global corporation... A more established services provider such as the Big 5 an CGI, with the requisite 'heavy lifting skils' will provide the more complex services..." - Gartner


[CGI LOGO]                                                [IMR LOGO]

IMRglobal Profile
-----------------
o    Premier provider of Tier 2 and 3 IT solutions
o    34 business units in 7 countries
o    Remote, low cost IT delivery capability in Bangalore and Mumbai, India
o    Fiscal 2000 revenue: US$256.2 million
o    2,750 IT professionals


[CGI LOGO]                                                 [IMR LOGO]

Merger Synergies
----------------

o    Revenue Enhancement
     - Global cross-selling opportunities maximized by limited client overlap in vertical markets
     - Leverage critical mass and existing infrastructure for full IT outsourcing in the US
     -    Broader service & solution offerings
o    Margin Expansion
     -    Low cost remote delivery capability
     -    Cost efficiencies

[CGI LOGO]                                                [IMR LOGO]

Vertical Market Expertise
-------------------------

INCREASED DEPTH AND BREADTH POST MERGER

Manufacturing/Retail/Distribution

[CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Telecom 36%
Financial Services 31%
Health Care & Government 12%
Manufacturing/Retail/Distribution 21%

[CGI LOGO]                                                [IMR LOGO]

Broad Client Base

TELECOMMUNICATIONS

[CGI LOGO]                                                [IMR LOGO]

       ---

Sprint PCS
Videotron
AT&T Local
Nortel
Cable & Wireless
GTE
Hong Kong Tel
Telebras
Bell Canada



[CGI LOGO]                                                [IMR LOGO]

Broad Client Base

FINANCIAL SERVICES

[CGI LOGO]

       ---

Desjardins
Interac Association
Fidelity Investments
RBC Dominion Securities
H&R Block
ALLIANZ
Canada Life Casualty
The Cooperators
AXA
Sun Life
Premier Insurance


[IMR GLOBAL LOGO]

John Hancock
Peracon (BVNE)
Pearl Assurance
CGU
Sakura Securities
Dresdner Kleinworth Benson
AXA
Barclays Retail Financial Services
American Express
Prudential

[CGI LOGO]                                                   [IMR LOGO]

Broad Client Base

MANUFACTURING-DISTRIBUTION-RETAIL
---------------------------------

[CGI LOGO]

       ---

Alcan
Stelco
Molson Breweries
Air Canada
Canadian Tire
Compaq
Cargill
Nestle
BF Goodrich

[IMR LOGO]

Michelin
Blockbuster Entertainment
Target (Dayton Hudson)
Saur
Fingerhut
Arrow Electronics
Dow Corning
Goodyear Tires
Winn Dixie
Renault

[CGI LOGO]                                                   [IMR LOGO]

Broad Client Base

HEALTHCARE & GOVERNMENT
-----------------------

[CGI LOGO]

       ---

State of New York
Canadian Federal Departments
Province of Quebec
Province of Ontario
Province of New Brunswick
Province of Alberta

[IMR LOGO]

Medical Mutual of Ohio
Housing & Urban Development
American Medical Association
Blue Cross Blue Shield
Kaiser Permanente
Foundation Health Systems
State of Washington
McKesson HBOC (HIPAA)
Pinnacle Health Hospitals
Regence
State of Georgia
Medlink Technologies
BJC Health System
York Health System

[CGI LOGO]                                                 [IMR LOGO]

Cross Selling Opportunities in Key Verticals
--------------------------------------------

o    Financial Services
     -    CGI a leader in banking, insurance and credit union sectors
     -    CGI developed GIOS Web-enabled insurance solution with Allianz
     -    IMRglobal a strong player in banking, insurance, capital markets
     - Drivers include: full suite of solutions; competitive imperative of eCRM; blurring of sector boundaries/M&A globalization; new products and service channels; time to market


[CGI LOGO]                                                 [IMR LOGO]

Cross Selling Opportunities in Key Verticals
--------------------------------------------


o Healthcare
     -    IMRglobal's fastest growing vertical
     -    IMRglobal well positioned in the US
     -    $1.2 Trillion market - 14% of GDP
     -    Projected to grow at CAGR of 16.5%
     - Key drivers: government regulation; technology modernization; pressure to reduce costs and increase quality of patient care
     -    HIPPAA Compliances
     -    HVD Opportunities


[CGI LOGO]                                                 [IMR LOGO]

Cross Selling Opportunities in Key Verticals
--------------------------------------------

o Manufacturing-Distribution-Retail and other

     -    e-Business
     -    Consolidation
     -    Deregulation (for Utilities)
     -    Integration of established legacy applications
     -    Supply chain management

[CGI LOGO]                                                 [IMR LOGO]

Leverage Critical Mass and Infrastructure
-----------------------------------------

FOR FULL IT OUTSOURCING

o CGI has three modern data centres
     -    Montreal, Toronto, Regina
     -    ISO 9001 certified management framework

o End to end IT services

o CDN$ exchange rate a cost advantage


[CGI LOGO]                                                [IMR LOGO]

Broader Services and Solutions
------------------------------

o Business technology consulting

o e-Business

o Application development/component based solutions

o Application modernization

o Application maintenance

o Technology management

[CGI LOGO]                                                [IMR LOGO]

Offshore IT Delivery Capabilities
---------------------------------

LOWER COST CONTRIBUTES TO MARGIN EXPANSION

o Located in Bangalore and Mumbai in India
o Well educated, committed IT professionals
o ISO 9001, SEI CMM level 4 certified quality systems
o Applications development and maintenance
o Supports clients in the US, Europe
o Virtual work day

[CGI LOGO]                                                 [IMR LOGO]

Integration Capabilities - CGI
------------------------------

o Integration of acquisitions and large outsourcing contracts a core competency

     -    Close to 30 acquisitions in recent years
     -    ISO 9001 methodology for integrating acquired operations

o Preferred employer

     - Emphasis on career development; competitive performance driven remuneration
     -    Half the average turnover rate for the industry
     -    Retention important in knowledge industry

[CGI LOGO]                                                  [IMR LOGO]

Financial Impact
----------------

o Neutral to slightly accretive to cash eps, fully diluted

o Maintain strong balance sheet with increased cash position, low debt to equity ratio

o Synergies to result from cost savings and margin expansion. Additional synergy potential realized through large contracts and cross selling

[CGI LOGO]                                                [IMR LOGO]

Financial Outlook - CGI
-----------------------

CGI ON STAND-ALONE BASIS

o January 2001 guidance for fiscal 2001 (based on transactions announced YTD)

     -    Revenue of US$980 million-1.0 billion (CDN$1.5-1.6 billion)
     -    Gradually improving profit margin

o Factoring in transactions announced since January 31: expect annualized revenue run rate in the July-September 2001 quarter to be US$1.3 billion (CDN$2 billion)

[CGI LOGO]                                                  [IMR LOGO]

Financial Outlook- IMRglobal
----------------------------

IMRGLOBAL ON STAND-ALONE BASIS

o February 2001 guidance for fiscal 2001(US $):

     -    Approx. revenue of $60 million Q1, $70 million in Q2
     -    Pro forma cash EPS of 4-6 cents in Q1, 9-11 cents in Q2
     -    Fiscal 2001 revenue of approx $285-$325 million


[CGI LOGO]                                                    [IMR LOGO]

Business Strengthening - CGI
----------------------------

o Recent contracts

     -    CDN$1 billion+ 10-year IT partnership with Desjardins

o Calendar 2001

     -    CDN$119+million 7-year outsourcing with Sun Life, UK
     -    10-year agreement with Interac Association
     -    Multi-million (pound) contract with Allianz for GIOS
     -    CDN$25 million 5-year with Alberta Ministry
     -    CDN$22 million contract with Nordic-based If for GIOS

[CGI LOGO]                                                    [IMR LOGO]

Business Strengthening - CGI
----------------------------

Acquisitions - Since August 2000

     APG
     C.U. Processing
     RSI
     CDL
     Star Data Systems

Equity Positions - Since August 2000

     AGTI
     CIA

[CGI LOGO]                                                    [IMR LOGO]

Business Strengthening - IMRglobal
----------------------------------

o Recent announcements (US$)

     - $15 million application maintenance project with John Hancock Financial Services
     -    Role in development of ArtGuardian.com Web site
     - Delivered `impaired risk extranet' for Scor, France's leading reinsurance company
     -    $10 million contract with Arrow Electronics
     -    More than $10 million contract with AXA France
     -    $4.5 million contract with CMA-CGM
     -    $4.9 million contract with Finaref

[CGI LOGO]                                                   [IMR LOGO]

Growth Strategy
---------------

OUR PILLARS OF GROWTH

ORGANIC

OUTSOURCING

BUSINESS UNIT--ACQUISITIONS

LARGE--ACQUISITIONS

[CGI LOGO]                                                    [IMR LOGO]

Transaction Highlights
----------------------

o 1.5974 CGI Class A Subordinate Shares for each share of IMRglobal Common
  Stock

o Equivalent to US$9.50; 44.8% premium at Feb. 16 market close; 1.7 times LTM revenue

o Requires regulatory and IMRglobal shareholder approval (51%)

o Unanimously approved by IMRglobal board

[CGI LOGO]                                                    [IMR LOGO]

Transaction Highlights
----------------------

o Satish Sanan, IMRglobal CEO, will vote his 27.6% interest in favor of the merger

o CGI majority shareholders Serge Godin, CEO, and Andre Imbeau, EVP & CFO, will exercise their pre-emptive rights to maintain their Class B (multiple voting) share interest

o BCE will not exercise its pre-emptive rights regarding Class A subordinate CGI shares, and will decide prior to the closing regarding its Class B (multiple voting) share interest

o Equity interest post merger: CGI shareholders, 80.7%; IMRglobal, 19.3%.

o Voting interest post merger: CGI, 90.7%; IMRglobal, 9.3%.

[CGI LOGO]                                                    [IMR LOGO]

Outlook
-------

o Critical mass to become a significant player in large IT outsourcing market in the US

o Global reach and cross selling opportunities

o Increased vertical market expertise, notably in financial services and healthcare in US

o Increased Revenue and Margin Potential

o High quality, low cost remote delivery model

[CGI LOGO]                                                    [IMR LOGO]

              [FIVE PICTURES OF AN INDIVIDUAL IN VARIOUS SETTINGS]

[CGI LOGO]                                                    [IMR LOGO]